Exhibit 99.3

NOTICE OF GUARANTEED DELIVERY
For Tender of Shares of Common Stock of
ARCHON CORPORATION
$40.00 NET PER SHARE

Pursuant to the Offer to Purchase dated May 19, 2008

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 20, 2008, UNLESS THE TENDER OFFER IS EXTENDED.

This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (defined below) if (i) certificates representing shares of common stock, par value $0.01 per share (the “Shares”), of Archon Corporation., a Nevada corporation (“Archon" or the "Company"), are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit all required documents to reach American Stock Transfer & Trust Company (the “Depositary”) prior to the expiration of the Offer. This Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

The Depositary for the Offer is:

By Mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219 Phone: Toll-free (877) 248-6417 (718) 921-8317	By Facsimile Transmission: (718) 234-5001	By Hand/Overnight Delivery : American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE APPROPRIATE LETTER OF TRANSMITTAL.

The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent’s Message (as defined in the Offer to Purchase) and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:

The undersigned hereby tenders to Archon Corporation., a Nevada corporation, (the “Purchaser”) and upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 19, 2008 (the “Offer to Purchase”), and the related Letter of Transmittal (such offer, the “Offer”), receipt of which is hereby acknowledged, the number of shares of common stock, par value $0.01 per share (the “Shares”) of the Purchaser specified below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Number of Shares and Certificate No(s)
(if available):

_______________________________________

_______________________________________

_______________________________________

_______________________________________

☐   Check here if Shares will be tendered by book entry transfer.

DTC Account Number:    ________________________________________________________________________________________________________________

Dated:    ____________________________________________________________________________________________________________________________

Name(s) of Record Holder(s):    ___________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________
(Please type or print)
Address(es):    ______________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________
(Zip Code)
Area Code and Tel. No.:    _____________________________________________________________________________________________________________
(Daytime telephone number)

Signature(s):    ______________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

GUARANTEE
(Not to be used for signature guarantee)

The undersigned, an Eligible Institution (defined in Section 3 of the Offer to Purchase), hereby (i) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended and (ii) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares into the Depositary’s account at the Book-Entry Transfer Facility (defined in Section 3 of the Offer to Purchase), in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or, in the case of a book-entry transfer, an Agent’s Message (defined in Section 3 of the Offer to Purchase), together with any other documents required by the Letter of Transmittal, all within three (3) business days after the date hereof.

Name of Firm:    ________________________________________________________________________________________________________________

Address:    ____________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
(Zip Code)

Area Code and Tel. No.:    ________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
(Authorized Signature)

Name of Firm:    ________________________________________________________________________________________________________________
(Please type or print)

Title:    ______________________________________________________________________________________________________________________

Dated:    _____________________________________________________________________________________________________________________

NOTE:	DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.